Supplement dated March 10, 2020
to the Prospectus dated May 1, 2019
for Tri-Continental Corporation (the Corporation)
The net asset value of Tri-Continental Corporation Common Stock on March 9, 2020 was $26.69 per share.
Stockholders should retain this Supplement for future reference.
SUP240_12_007_(03/20)